                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA




IN RE:  TAL WIRELESS NETWORKS, INC.        x   CASE NO: 97-58435 MM
                                           x           -------------
                                           x   CHAPTER 11
                                           x   MONTHLY OPERATING REPORT
                                           x   (GENERAL BUSINESS CASE)
--------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED              May, 1999
            --------------------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                       END OF          END OF           AS OF
                                                                                      CURRENT           PRIOR         PETITION
2.    ASSET/LIABILITY SUMMARY                                                          MONTH            MONTH          FILING
                                                                                       -----            -----          ------
        Current Assets (Market Value)                                                $  111,629      $  111,629      $  245,867
                                                                                     ----------      ----------      ----------
        Total Assets (Market Value)                                                  $3,111,629      $3,111,629      $5,665,985
                                                                                     ----------      ----------      ----------
        Current Liabilities                                                            $217,445        $210,705      $        0
                                                                                     ----------      ----------      ----------
        Total Liabilities                                                            $5,584,480      $5,577,740      $5,467,035
                                                                                     ----------      ----------      ----------

                                                                                                                      PETITION
                                                                                      CURRENT           PRIOR          DATE TO
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                             MONTH            MONTH         MONTH END
                                                                                       -----            -----         ---------
        a.  Total Receipts                                                             $      0        $      0        $257,213
                                                                                     ----------      ----------      ----------
        b.  Total Disbursements                                                        $      0        $  3,087        $162,065
                                                                                     ----------      ----------      ----------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                 $      0        $ (3,087)       $ 95,148
                                                                                     ----------      ----------      ----------
                                                                                                                     ----------
        d.  Cash Balance Beginning of Month                                            $111,629        $114,716
                                                                                     ----------      ----------
        e.  Cash Balance End of Month (c + d)                                          $111,629        $111,629
                                                                                     ----------      ----------
                                                                                     ----------      ----------

4.    POST-PETITION LIABILITIES & RECEIVABLES                                     RECEIVABLES                      LIABILITIES
                                                                                  -----------                      -----------
        Balance at End of Previous Month                                                   $0                         $210,705
                                                                                  -----------                      -----------
        Balance at End of Current Month                                                    $0                         $217,445
                                                                                  -----------                      -----------

5.    PAST DUE POST-PETITION LIABILITIES
        Balance at End of Previous Month (over 30 days)                                    $0
                                                                                  -----------
        Balance at End of Current Month (over 30 days)                                     $0
                                                                                  -----------

                                                                                                      YES            NO
                                                                                                   ----------    ----------
6.    Are all federal, state, and local taxes current? (if no, attach schedule of
      unpaid items)                                                                                X
                                                                                                   ----------    ----------
7.    Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors?
      (if yes, attach listing including date of payment, amount
      of payment and name of payee)                                                                              X
                                                                                                   ----------    ----------
8.    Have any payments been made to officers, insiders, shareholders, relatives?
      (if yes, attach listing including date of payment, amount and reason for
      payment, and name of payee)                                                                                X
                                                                                                   ----------    ----------
9.    Have any payments been made to professionals?  (if yes, attach listing including date of payment, amount of payment
      and name of payee)                                                                                         X
                                                                                                   ----------    ----------
10.   If you answered yes to line 7,8, or 9, were all such payments approved by the court?         #N/A
                                                                                                   ----------    ----------
11.   Is the estate insured for replacement cost of assets and for general liability?              N/A
                                                                                                   ----------    ----------
12.   Are U.S. Trustee quarterly fees current?                                                     X
                                                                                                   ----------    ----------

      I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


      Date:  June 14, 1999                       /s/ Richard J Redett
           ----------------------------         -------------------------
                                                Richard J Redett
                                                Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED May, 1999
                                             -----------
                                     ($_______)

    ASSETS


                                                                        FROM SCHEDULES          MARKET VALUE
                                                                        --------------          ------------
       CURRENT ASSETS
 1          Cash and cash equivalents - unrestricted                                                    $111,629
                                                                                                -----------------
 2          Cash and cash equivalents - restricted                                                            $0
                                                                                                -----------------
 3          Accounts receivable (net)                                         A                               $0
                                                                                                -----------------
 4          Inventory                                                         B                               $0
                                                                                                -----------------
 5          Prepaid expenses                                                                                  $0
                                                                                                -----------------
 6          Other:
                  ------------------------------------------                                    -----------------
 7
            ------------------------------------------------                                    -----------------

 8             TOTAL CURRENT ASSETS                                                                     $111,629
                                                                                                -----------------


       PROPERTY AND EQUIPMENT (MARKET VALUE)
 9          Real property                                                     C                               $0
                                                                                                -----------------
10          Machinery and equipment                                           D                               $0
                                                                                                -----------------
11          Furniture and fixtures                                            D                               $0
                                                                                                -----------------
12          Office equipment                                                  D                               $0
                                                                                                -----------------
13          Leasehold improvements                                            D                               $0
                                                                                                -----------------
14          Vehicles                                                          D                               $0
                                                                                                -----------------
15          Other:                                                            D
                  ------------------------------------------                                    -----------------
16                                                                            D
            ------------------------------------------------                                    -----------------
17                                                                            D
            ------------------------------------------------                                    -----------------
18                                                                            D
            ------------------------------------------------                                    -----------------
19                                                                            D
            ------------------------------------------------                                    -----------------

20             TOTAL PROPERTY AND EQUIPMENT                                                                   $0
                                                                                                -----------------

       OTHER ASSETS
21          Notes receivable-net of allowances                                                        $3,000,000
            ------------------------------------------------                                    -----------------
22          Investment-NST                                                                                    $0
            ------------------------------------------------                                    -----------------
23          Investment-subs                                                                                   $0
            ------------------------------------------------                                    -----------------
24          Accounts receivable-intercompany net of allowances                                                $0
            ------------------------------------------------                                    -----------------

25             TOTAL OTHER ASSETS                                                                     $3,000,000
                                                                                                -----------------

26             TOTAL ASSETS                                                                           $3,111,629
                                                                                                -----------------
                                                                                                -----------------


NOTE:
        Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                       ----------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                   ($_______)


    LIABILITIES
       POST-PETITION                                                    FROM SCHEDULES
                                                                        --------------
            CURRENT LIABILITIES
27             Salaries and wages
                                                                                                ----------------
28             Payroll taxes
                                                                                                ----------------
29             Real and personal property taxes
                                                                                                ----------------
30             Income taxes
                                                                                                ----------------
31             Notes payable (short term)
                                                                                                ----------------
32             Accounts payable (trade)                                       A
                                                                                                ----------------
33             Real property lease arrearage
                                                                                                ----------------
34             Personal property lease arrearage
                                                                                                ----------------
35             Accrued professional fees                                                               $217,445
                                                                                                ----------------
36             Current portion of long-term debt (due within 12 months)
                                                                                                ----------------
37             Other:
                              ---------------------------------------                           ----------------
38
                  ---------------------------------------------------                           ----------------
39
                  ---------------------------------------------------                           ----------------

40             TOTAL CURRENT LIABILITIES                                                               $217,445
                                                                                                ----------------

41          LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                ----------------

42             TOTAL POST-PETITION LIABILITIES                                                         $217,445
                                                                                                ----------------

       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43             Secured claims                                                 E
                                                                                                ----------------
44             Priority unsecured claims                                      E                        $101,776
                                                                                                ----------------
45             General unsecured claims                                       E                      $5,265,259
                                                                                                ----------------

46             TOTAL PRE-PETITION LIABILITIES                                                        $5,367,035
                                                                                                ----------------

47             TOTAL LIABILITIES                                                                     $5,584,480
                                                                                                ----------------

    EQUITY (DEFICIT)

48                Preferred Stock                                                                       $80,000
                  ---------------------------------------------------                           ----------------
49                Common Stock                                                                          $28,846
                  ---------------------------------------------------                           ----------------
50                Additional Paid-In Capital                                                        $18,461,441
                  ---------------------------------------------------                           ----------------
51                Accumulated Deficit                                                              ($21,008,395)
                  ---------------------------------------------------                           ----------------
52          Market value adjustment                                                                    ($34,743)
                                                                                                ----------------
53             TOTAL EQUITY (DEFICIT)                                                               ($2,472,851)
                                                                                                ----------------


54             TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                $3,111,629
                                                                                                ----------------
                                                                                                ----------------

                                    SCHEDULES
                             (GENERAL BUSINESS CASE)
                                   ($_______)

                                  SCHEDULE A
                       ACCOUNTS RECEIVABLE(NET)/PAYABLE

                                                                      ACCOUNTS       ACCOUNTS PAYABLE           PAST DUE
Receivables and Payables Ageings                                     RECEIVABLE      [POST PETITION]       POST PETITION DEBT
   0 -30 Days
                                                                    --------------   ----------------- x
   31-60 Days                                                                                          x
                                                                    --------------   ----------------- x
   61-90 Days                                                                                          x                    $0
                                                                    --------------   ----------------- x ----------------------
   91+ Days                                                                                            x
                                                                    --------------   ----------------- x
   Total accounts receivable/payable                                           $0                  $0
                                                                    --------------   -----------------
                                                                                     -----------------
   Allowance for doubtful accounts
                                                                    --------------
   Accounts receivable (net)                                                   $0
                                                                    --------------
                                                                    --------------

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)                         COST OF GOODS SOLD
---------------------------------                          ------------------
                                        INVENTORY(IES)     Inventory Beginning of Month                    --------------------
                                          BALANCE AT
                                         END OF MONTH      Add -
Retail/Restaurants -                                             Net purchases
                                                                                                           --------------------
   Product for resale                                            Direct labor
                                       -----------------                                                   --------------------
                                                                 Manufacturing overhead
                                                                                                           --------------------
Distribution -                                                   Freight in
                                                                                                           --------------------
   Product for resale                                            Other:
                                       -----------------

                                                                 --------------------                      --------------------
Manufacturer -
                                                                 --------------------                      --------------------
   Raw materials
                                       -----------------
   Work-in-progress                                        Less -
                                       -----------------
   Finished goods                                                Inventory End of Month
                                       -----------------                                                   --------------------
                                                                 Shrinkage
                                                                                                           --------------------
Other -                                                          Personal Use
                                       -----------------                                                   --------------------
   Explain
           -------------------------
                                                           Cost of Goods Sold                                               $0
   ---------------------------------                                                                       --------------------
                                                                                                           --------------------
        TOTAL                                        $0
                                       -----------------
                                       -----------------

METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
---------------------------                                ---------------------------
Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory valuation used.
                   Yes ____      No ____
How often do you take a complete physical inventory?       Valuation methods -
                                                                 FIFO cost           -----------------
   Weekly              ---                                       LIFO cost           -----------------
   Monthly             ---                                       Lower of cost or
                                                                     market          -----------------
   Semi-annually       ---                                       Retail method       -----------------
   Annually            ---
                                                                 Other:              -----------------
Date of last physical inventory was    Unknown                      Explain
                                       -----------------
                                                                    ---------------------------------------
Date of next physical inventory is     N/A
                                       -----------------            ---------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                                                             COST               MARKET VALUE
-----------                                                                             ----               ------------
None
--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------
     TOTAL                                                                                      $0                       $0
                                                                                  -----------------     --------------------
                                                                                  -----------------     --------------------

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                             COST               MARKET VALUE
-----------                                                                             ----               ------------
MACHINERY & EQUIPMENT -

--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------
     TOTAL                                                                                      $0                       $0
                                                                                  -----------------     --------------------
                                                                                  -----------------     --------------------

FURNITURE & FIXTURES -

--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------
     TOTAL                                                                                      $0                       $0
                                                                                  -----------------     --------------------
                                                                                  -----------------     --------------------

OFFICE EQUIPMENT -

--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------
     TOTAL                                                                                      $0                       $0
                                                                                  -----------------     --------------------
                                                                                  -----------------     --------------------

LEASEHOLD IMPROVEMENTS -

--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------
     TOTAL                                                                                      $0                       $0
                                                                                  -----------------     --------------------
                                                                                  -----------------     --------------------

VEHICLES -

--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------

--------------------------------------------------------------                    -----------------     --------------------
     TOTAL                                                                                      $0                       $0
                                                                                  -----------------     --------------------
                                                                                  -----------------     --------------------


                                                        SCHEDULE E
                                                 PRE-PETITION LIABILITIES

                                                                                         CLAIMED                 ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                               AMOUNT               AMOUNT (B)
-------------------------------------------                                               ------               ----------
   Secured claims  (a)
                                                                                     -----------------     --------------------
   Priority claims other than taxes
                                                                                     -----------------     --------------------
   Priority tax claims                                                                       $101,776
                                                                                     -----------------     --------------------
   General unsecured claims                                                                $5,265,259
                                                                                     -----------------     --------------------

   (a)     List total amount of claims even if under secured.

   (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE F
                            RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED May, 1999
                                             -----------
                                 $___________

           CURRENT MONTH
--------------------------------------                                                                   CUMULATIVE    NEXT MONTH
   ACTUAL      FORECAST      VARIANCE                                                                  (CASE TO DATE)   FORECAST
-----------   ----------   ------------                                                                --------------  ----------
                                               REVENUES
                                    $0       1      Gross Sales                                               $7,000
-----------   ----------   ------------                                                                --------------  ----------
                                    $0       2      less: Sales Returns & Allowances
-----------   ----------   ------------                                                                --------------  ----------
                                    $0       3      Net Sales                                                 $7,000          $0
-----------   ----------   ------------                                                                --------------  ----------
                                    $0       4      less: Cost of Goods Sold       (Schedule 'B')            $68,271
-----------   ----------   ------------                                                                --------------  ----------
                                    $0       5      Gross Profit                                            ($61,271)         $0
-----------   ----------   ------------                                                                --------------  ----------
                                    $0       6      Interest                                                     $92
-----------   ----------   ------------                                                                --------------  ----------
                                             7      Other Income:
                                    $0       8      Miscellaneous                                               $996
-----------   ----------   ------------             ----------------------------------------------     --------------  ----------
                                    $0       9      Insurance Settlement                                    $130,000
-----------   ----------   ------------             ----------------------------------------------     --------------  ----------

        $0           $0             $0      10          TOTAL REVENUES                                       $69,817          $0
-----------   ----------   ------------                                                                --------------  ----------


                                               EXPENSES
                                    $0      11      Compensation to Owner(s)/Officer(s)
-----------   ----------   ------------                                                                --------------  ----------
                                    $0      12      Salaries/Commissions
-----------   ----------   ------------                                                                --------------  ----------
                                    $0      13      Management Fees
-----------   ----------   ------------                                                                --------------  ----------
                                    $0      14      Depreciation
-----------   ----------   ------------                                                                --------------  ----------
                                    $0      15      Taxes:
-----------   ----------   ------------                                                                --------------  ----------
                                    $0      16          Employer Payroll Taxes
-----------   ----------   ------------                                                                --------------  ----------
                                    $0      17          Real Property Taxes
-----------   ----------   ------------                                                                --------------  ----------
                                    $0      18          Other Taxes
-----------   ----------   ------------                                                                --------------  ----------
                                    $0      19      Other Selling
-----------   ----------   ------------                                                                --------------  ----------
                                    $0      20      Other Administrative                                      $1,862
-----------   ----------   ------------                                                                --------------  ----------
                                    $0      21      Write-off Investment Subs                               $112,618
-----------   ----------   ------------                                                                --------------  ----------
                                            22      Other Expenses:
                                    $0      23      Storage Rental                                            $5,220
-----------   ----------   ------------             ----------------------------------------------     --------------  ----------
                                    $0      24      Accounting                                                $1,510
-----------   ----------   ------------             ----------------------------------------------     --------------  ----------
                                    $0      25      Press Release                                               $725
-----------   ----------   ------------             ----------------------------------------------     --------------  ----------
                                    $0      26      Telecommunications                                        $5,015
-----------   ----------   ------------             ----------------------------------------------     --------------  ----------
                                    $0      27      SEC Reporting                                             $7,339
-----------   ----------   ------------             ----------------------------------------------     --------------  ----------
                                    $0      28      Litigation Costs                                          $1,193
-----------   ----------   ------------             ----------------------------------------------     --------------  ----------
                                    $0      29      Write-off of Accounts Receivable                         $55,156
-----------   ----------   ------------             ----------------------------------------------     --------------  ----------
                                    $0      30      Writedown of Notes Receivable                         $2,000,000
-----------   ----------   ------------             ----------------------------------------------     --------------  ----------

        $0           $0             $0      31          TOTAL EXPENSES                                    $2,190,638          $0
-----------   ----------   ------------                                                                --------------  ----------

        $0           $0             $0      32 SUBTOTAL                                                  ($2,120,821)         $0
-----------   ----------   ------------                                                                --------------  ----------

                                               REORGANIZATION ITEMS
    $6,740                     ($6,740)     33      Professional Fees                                       $325,521
-----------   ----------   ------------                                                                --------------  ----------
                                    $0      34      Provisions for Rejected Executory Contracts
-----------   ----------   ------------                                                                --------------  ----------
                                                    Interest Earned on Accumulated Cash
                                    $0      35          Resulting from Chp 11 Case
-----------   ----------   ------------                                                                --------------  ----------
                                    $0      36      Gain or (Loss) from Sale of Equipment                     $4,592
-----------   ----------   ------------                                                                --------------  ----------
                                    $0      37      US Trustee Fees                                           $2,500
-----------   ----------   ------------             ----------------------------------------------     --------------  ----------
                                    $0      38      Loss from Sale of Investments                           $220,000
-----------   ----------   ------------             ----------------------------------------------     --------------  ----------

    $6,740           $0        ($6,740)     39          TOTAL REORGANIZATION ITEMS                          $543,429          $0
-----------   ----------   ------------                                                                --------------  ----------

   ($6,740)          $0        ($6,740)     40 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES            ($2,664,250)         $0
-----------   ----------   ------------                                                                --------------  ----------
                                    $0      41      Federal & State Income Taxes
-----------   ----------   ------------                                                                --------------  ----------

   ($6,740)          $0        ($6,740)     42 NET PROFIT (LOSS)                                         ($2,664,250)         $0
-----------   ----------   ------------                                                                --------------  ----------
-----------   ----------   ------------                                                                --------------  ----------

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                             (GENERAL BUSINESS CASE)

                          FOR THE MONTH ENDED May, 1999





CASH BALANCE BEGINNING OF MONTH                                                                                 $111,629
                                                                                                       ------------------

CASH RECEIPTS  (1)                                                                                                    $0
                                                                                                       ------------------

CASH DISBURSEMENTS  (1)                                                                                               $0
                                                                                                       ------------------

EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                    $0
                                                                                                       ------------------

CASH BALANCE END OF MONTH                                                                                       $111,629
                                                                                                       ------------------
                                                                                                       ------------------




RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------

                                                                 ACCOUNT 1            ACCOUNT 2            ACCOUNT 3
                                                                 ---------            ---------            ---------
                                                                                  Mallesons
BANK                                                         Wells Fargo          Stephen Jaques
                                                             ------------------   ------------------   ------------------
ACCOUNT TYPE                                                 Checking             Trust Account
                                                             ------------------   ------------------   ------------------
ACCOUNT NO.                                                  0114-458243
                                                             ------------------   ------------------   ------------------
ACCOUNT PURPOSE                                              General              Litigation Trust
                                                             ------------------   ------------------   ------------------

BALANCE, END OF MONTH                                                  $95,394              $16,235
                                                             ------------------   ------------------   ------------------

TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                                  $111,629
                                                             ------------------
                                                             ------------------


(1) Excluding bank transfers between your accounts.